Investments In Associates And Joint Ventures, Other Investments And Non-Current Accounts Receivable - Summary of Other Investments and Non-current Accounts Receivable (Parenthetical) (Detail) - USD ($)
$ in Millions
	Dec. 31, 2023	Dec. 31, 2022
Miscellaneous non-current assets [abstract]
Accounts receivable from investees and joint ventures	$ 78	$ 33
Advances to suppliers of fixed assets	41	58
Employee prepaid compensation	8	12
Warranty deposits	$ 24	$ 21